                                                                   EXHIBIT 99.1


CASE NAME:      KEVCO, INC.                                       ACCRUAL BASIS

CASE NUMBER:    401-40783-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
                                                 EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                             CHIEF FINANCIAL OFFICER
---------------------------------------         -------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                    SEPTEMBER 24, 2001
---------------------------------------         -------------------------------
Printed Name of Responsible Party                            Date

PREPARER:

/s/ Dennis S. Faulkner                               ACCOUNTANT FOR DEBTOR
---------------------------------------         -------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                    SEPTEMBER 24, 2001
---------------------------------------         -------------------------------
Printed Name of Preparer                                     Date

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:    401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED               MONTH
ASSETS                                                                    AMOUNT               JUL-01           MONTH       MONTH
------                                                                  ---------              ------           -----       -----
1.        Unrestricted Cash (FOOTNOTE)                                        1,000                1,000
2.        Restricted Cash
3.        Total Cash                                                          1,000                1,000
4.        Accounts Receivable (Net)
5.        Inventory
6.        Notes Receivable
7.        Prepaid Expenses
8.        Other (Attach List)                                               459,000            2,801,750
9.        Total Current Assets                                              460,000            2,802,750
10.       Property, Plant & Equipment
11.       Less: Accumulated Depreciation/Depletion
12.       Net Property, Plant & Equipment
13.       Due From Insiders
14.       Other Assets - Net of Amortization (Attach List)                4,790,071            6,814,921
15.       Other (Attach List)                                           613,299,110          310,687,331
16.       Total Assets                                                  618,549,181          320,305,002

POST PETITION LIABILITIES

17.       Accounts Payable
18.       Taxes Payable
19.       Notes Payable
20.       Professional Fees
21.       Secured Debt
22.       Other (Attach List)                                                                 70,858,165
23.       Total Post Petition Liabilities                                                     70,858,165

PRE PETITION LIABILITIES

24.       Secured Debt (FOOTNOTE)                                        75,885,064           15,071,491
25.       Priority Debt
26.       Unsecured Debt
27.       Other (Attach List)                                           136,505,780          141,833,049
28.       Total Pre Petition Liabilities                                212,390,844          156,904,540
29.       Total Liabilities                                             212,390,844          227,762,705

EQUITY

30.       Pre Petition Owners' Equity                                                        406,158,337
31.       Post Petition Cumulative Profit Or (Loss)                                           (4,116,032)
32.       Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                          (309,500,008)
33.       Total Equity                                                                        92,542,297
34.       Total Liabilities and Equity                                                       320,305,002

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                     SUPPLEMENT TO

CASE NUMBER:    401-40783-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED              MONTH
ASSETS                                                         AMOUNT               JUL-01             MONTH          MONTH
------                                                       ---------              ------             -----          -----
A.         Prepaid Escrowed Retention Pmts.                   459,000
B.         Receivable from Adorn (FOOTNOTE)                                       2,801,750
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                  459,000             2,801,750

A.         Capitalized loan costs                           4,790,071             4,311,436
B.         Investment in Subsidiaries                                             2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14           4,790,071             6,814,921

A.         Intercompany Receivables (FOOTNOTE)            306,649,555
B.         Interco. Promissory Note (FOOTNOTE)            235,981,314           235,981,314
C.         Interco. Royalties (FOOTNOTE)                   70,668,241            74,706,017
D.
E.

TOTAL OTHER ASSETS -  LINE 15                             613,299,110           310,687,331

POST PETITION LIABILITIES

A.         Interco. Payables (FOOTNOTE)                                          63,692,244
B.         Accrued Interest on Notes/Bonds                                        7,165,921
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                           70,858,165

PRE PETITION LIABILITIES

A.         Interco. Liabilities (FOOTNOTE)                  8,005,780             8,005,780
B.         10 3/8% Sr. Sub. Notes                         105,000,000           105,000,000
C.         Senior Sub. Exchangeable Notes                  23,500,000            23,500,000
D.         Accrued Interest on Notes/Bonds                                        5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                    136,505,780           141,833,049

CASE NAME:        KEVCO, INC.                                 ACCRUAL BASIS - 2

CASE NUMBER:      401-40783-BJH-11

INCOME STATEMENT

                                                            MONTH                                                QUARTER
REVENUES                                                    JUL-01             MONTH            MONTH             TOTAL
--------                                                    ------             -----            -----            -------
1.        Gross Revenues
2.        Less: Returns & Discounts
3.        Net Revenue

COST OF GOODS SOLD

4.        Material
5.        Direct Labor
6.        Direct Overhead
7.        Total Cost Of Goods Sold
8.        Gross Profit

OPERATING EXPENSES

9.        Officer / Insider Compensation
10.       Selling & Marketing
11.       General & Administrative
12.       Rent & Lease
13.       Other (Attach List)
14.       Total Operating Expenses
15.       Income Before Non-Operating
          Income & Expense

OTHER INCOME & EXPENSES

16.       Non-Operating Income (Att List)
17.       Non-Operating Expense (Att List)
18.       Interest Expense                              1,436,566                                             1,436,566
19.       Depreciation / Depletion
20.       Amortization
21.       Other (Attach List)
22.       Net Other Income & Expenses                  (1,436,566)                                           (1,436,566)

REORGANIZATION EXPENSES

23.       Professional Fees
24.       U.S. Trustee Fees
25.       Other (Attach List)
26.       Total Reorganization Expenses
27.       Income Tax
28.       Net Profit (Loss)                            (1,436,566)                                           (1,436,566)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:    401-40783-BJH-11

CASH RECEIPTS AND                           MONTH                                          QUARTER
DISBURSEMENTS                               JUL-01          MONTH           MONTH           TOTAL
-------------                               ------          -----           -----          -------
1.      Cash - Beginning Of Month           SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.      Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.      Pre Petition
4.      Post Petition
5.      Total Operating Receipts

NON-OPERATING RECEIPTS

6.      Loans & Advances (Attach List)
7.      Sale of Assets
8.      Other (Attach List)
9.      Total Non-Operating Receipts
10.     Total Receipts
11.     Total Cash Available

OPERATING DISBURSEMENTS

12.     Net Payroll
13.     Payroll Taxes Paid
14.     Sales, Use & Other Taxes Paid
15.     Secured / Rental / Leases
16.     Utilities
17.     Insurance
18.     Inventory Purchases
19.     Vehicle Expenses
20.     Travel
21.     Entertainment
22.     Repairs & Maintenance
23.     Supplies
24.     Advertising
25.     Other (Attach List)
26.     Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.     Professional Fees
28.     U.S. Trustee Fees
29.     Other (Attach List)
30.     Total Reorganization Expenses
31.     Total Disbursements
32.     Net Cash Flow
33.     Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC., ET AL              SUPPLEMENT TO ACCRUAL BASIS -3
                                                JULY, 2001
CASE NUMBER:    401-40783-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                               DIST LP        MFG         MGMT       HOLDING     COMP      KEVCO INC       TOTAL
                                               -------        ---         ----       -------     ----      ---------       -----

 1      CASH-BEGINNING OF MONTH                     --       3,739     5,395,155     4,631       5,668        1,000     5,410,193

   RECEIPTS FROM OPERATIONS
 2      CASH SALES                                  --          --                                                             --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3      PRE PETITION                                --          --                                                             --
 4      POST PETITION                           47,759          --                                                         47,759

 5      TOTAL OPERATING RECEIPTS                47,759          --            --        --          --           --        47,759

   NON OPERATING RECEIPTS
 6      LOANS & ADVANCES                                        --                                                             --
 7      SALE OF ASSETS                         482,442      55,779        68,000                                          606,221
 8      OTHER                                       --      50,449        95,885        --          --           --       146,334
        INTERCOMPANY TRANSFERS                  88,194     121,941      (210,135)       --          --                         --
             SALE EXPENSE REIMBURSEMENT
             LIFE INSURANCE CASH VALUE
             RENT
             PAYROLL TAX ADVANCE RETURNED                                 43,264
             MISC.                                                        43,707                    --
             INTEREST INCOME                                               8,914

 9      TOTAL NON OPERATING RECEIPTS           570,636     228,169       (46,250)       --          --           --       752,555

10      TOTAL RECEIPTS                         618,395     228,169       (46,250)       --          --           --       800,314

11      CASH AVAILABLE                         618,395     231,908     5,348,905     4,631       5,668        1,000     6,210,507

   OPERATING DISBURSEMENTS
12      NET PAYROLL                            342,427       9,430       282,924                                          634,781
13      PAYROLL TAXES PAID                                      --       238,878                                          238,878
14      SALES, USE & OTHER TAXES PAID                           --                                                             --
15      SECURED/RENTAL/LEASES                   15,069       3,223        40,094                                           58,386
16      UTILITIES                               67,481       3,641        13,097                                           84,219
17      INSURANCE                                               --       137,376                                          137,376
18      INVENTORY PURCHASES                                     --                                                             --
19      VEHICLE EXPENSE                                         --                                                             --
20      TRAVEL                                   4,264          --                                                          4,264
21      ENTERTAINMENT                                           --                                                             --
22      REPAIRS & MAINTENANCE                    2,954          74         5,492                                            8,520
23      SUPPLIES                                 3,873          --        30,637                                           34,510
24      ADVERTISING                                                                                                            --
25      OTHER                                  182,327      61,801       183,730        --          --           --       427,858
             LOAN PAYMENTS                                  55,779                                                         55,779
             FREIGHT                            14,204       3,126                                                         17,330
             CONTRACT LABOR                        846          --        45,359                                           46,205
             401 K PAYMENTS                                     --                                                             --
             PAYROLL TAX ADVANCE ADP                                                                                           --
             WAGE GARNISHMENTS                                             1,761                                            1,761
             MISC.                             167,277       2,896       136,610                                          306,783

26      TOTAL OPERATING DISBURSEMENTS          618,395      78,169       932,228        --          --           --     1,628,792

   REORGANIZATION DISBURSEMENTS
27      PROFESSIONAL FEES                                       --       157,275                                          157,275
28      US TRUSTEE FEES                                         --                                                             --
29      OTHER                                                                                                                  --
30      TOTAL REORGANIZATION EXPENSE                --          --       157,275        --          --           --       157,275

31      TOTAL DISBURSEMENTS                    618,395      78,169     1,089,503        --          --           --     1,786,067

32      NET CASH FLOW                               --     150,000    (1,135,753)       --          --           --      (985,753)

33      CASH- END OF MONTH                          --     153,739     4,259,402     4,631       5,668        1,000     4,424,440

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 4

CASE NUMBER:    401-40783-BJH-11

                                                    SCHEDULED         MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT          JUL-01          MONTH           MONTH
-------------------------                           ---------         ------          -----           -----
1.      0 - 30
2.      31 - 60
3.      61 - 90
4.      91 +
5.      Total Accounts Receivable
6.      (Amount Considered Uncollectible)
7.      Accounts Receivable (Net)

AGING OF POST PETITION                                   MONTH:    JULY-01
TAXES AND PAYABLES                                              ---------------

                                         0 - 30         31 - 60         61 - 90         91 +
TAXES PAYABLE                             DAYS            DAYS           DAYS           DAYS         TOTAL
-------------                            ------         -------         -------         ----         -----
1.      Federal
2.      State
3.      Local
4.      Other (Attach List)
5.      Total Taxes Payable
6.      Accounts Payable

                                                         MONTH:    JULY-01
STATUS OF POST PETITION TAXES                                  ---------------

                                        BEGINNING TAX        AMOUNT WITHHELD                            ENDING TAX
FEDERAL                                   LIABILITY*         AND/OR ACCRUED          (AMOUNT PAID)       LIABILITY
-------                                 -------------        ---------------         -------------      ----------
1.      Withholding **
2.      FICA - Employee **
3.      FICA - Employer **
4.      Unemployment
5.      Income
6.      Other (Attach List)
7.      Total Federal Taxes

STATE AND LOCAL

8.      Withholding
9.      Sales
10.     Excise
11.     Unemployment
12.     Real Property
13.     Personal Property
14.     Other (Attach List)
15.     Total State And Local
16.     Total Taxes

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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          ---      ---

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 5

CASE NUMBER:    401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH:     JULY-01
                                                          ----------------

BANK RECONCILIATIONS                                 Account # 1           Account # 2
--------------------                                 -----------           -----------
A.      BANK:                                      Bank of America                               Other Accounts
B.      ACCOUNT NUMBER:                              3750768521                                  (Attach List)          TOTAL
C.      PURPOSE (TYPE):                              DIP Account
1.      Balance Per Bank Statement                           1,000                                                      1,000
2.      Add: Total Deposits Not Credited
3.      Subtract: Outstanding Checks
4.      Other Reconciling Items
5.      Month End Balance Per Books                          1,000                                                      1,000
6.      Number of Last Check Written                     N/A

INVESTMENT ACCOUNTS

                                                       DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                            PURCHASE            INSTRUMENT          PURCHASE PRICE      CURRENT VALUE
---------------------------                            --------            ----------          --------------      -------------
7.
8.
9.
10.     (Attach List)
11.     Total Investments

CASH

12.     Currency On Hand
13.     Total Cash - End of Month                                                                                          1,000

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

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 6

CASE NUMBER:    401-40783-BJH-11
                                                          MONTH:    JULY-01
                                                                ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF         AMOUNT       TOTAL PAID
                   NAME                      PAYMENT          PAID          TO DATE
                   ----                      -------         ------       ----------
1.
2.
3.
4.
5.        (Attach List)
6.        Total Payments To Insiders

                                 PROFESSIONALS

                                               DATE OF COURT
                                                   ORDER                                                             TOTAL
                                                AUTHORIZING          AMOUNT          AMOUNT         TOTAL PAID      INCURRED
                   NAME                           PAYMENT           APPROVED          PAID            TO DATE       & UNPAID*
                   ----                        -------------        --------         ------         ----------      ---------
1.
2.
3.
4.
5.        (Attach List)
6.        Total Payments
          To Professionals

        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                   SCHEDULED        AMOUNTS          TOTAL
                                    MONTHLY           PAID           UNPAID
                                    PAYMENTS         DURING           POST
          NAME OF CREDITOR            DUE            MONTH          PETITION
          ----------------         ---------        -------         --------
1.        Bank of America                                          15,071,491
2.
3.
4.
5.        (Attach List)
6.        TOTAL                                                    15,071,491

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          ---      ---

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 7

CASE NUMBER:    401-40783-BJH-11
                                                         MONTH:    JULY-01
                                                                ---------------
QUESTIONNAIRE

                                                                                             YES                   NO
                                                                                             ---                   --
1.            Have any Assets been sold or transferred outside the normal course
              of business this reporting period?                                                                   X

2.            Have any funds been disbursed from any account other than a debtor
              in possession account?                                                                               X

3.            Are any Post Petition Receivables (accounts, notes, or loans) due
              from related parties?                                                           X

4.            Have any payments been made on Pre Petition Liabilities this
              reporting period?                                                                                    X

5.            Have any Post Petition Loans been received by the debtor from any
              party?                                                                                               X

6.            Are any Post Petition Payroll Taxes past due?                                                        X

7.            Are any Post Petition State or Federal Income Taxes past due?                                        X

8.            Are any Post Petition Real Estate Taxes past due?                                                    X

9.            Are any other Post Petition Taxes past due?                                                          X

10.           Are any amounts owed to Post Petition creditors delinquent?                                          X

11.           Have any Pre Petition Taxes been paid during the reporting period?                                   X

12.           Are any wage payments past due?                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                             YES                   NO
                                                                                             ---                   --
1.            Are Worker's Compensation, General Liability and other necessary
              insurance coverages in effect?                                                 X

2.            Are all premium payments paid current?                                         X

3.            Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

                                                                            PAYMENT AMOUNT &
 TYPE OF POLICY              CARRIER              PERIOD COVERED               FREQUENCY
 --------------              -------              --------------        -----------------------
General Liability          Liberty Mutual         9/1/00-3/1/02         Semi-Annual     $64,657

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          ---      ---

CASE NAME:      KEVCO, INC.                                FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40783-BJH-11                               ACCRUAL BASIS

                                                        MONTH:    JULY-01
                                                              ---------------

ACCRUAL BASIS         LINE
 FORM NUMBER         NUMBER                                        FOOTNOTE/EXPLANATION
-------------        ------                                        --------------------
       1                1            Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
       3                1            Existing Forms and Records; (2) Authorizing Maintenance of Existing Corporate
                                     Bank Accounts and Cash Management System; and (3) Extending Time to Comply
                                     with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                                     1295026976. The Bank of America lead account is administered by, and held in the name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

       1               8B            Pursuant to Asset Purchase Agreements approved by the Court (see prior Monthly
       1               22A           Operating Reports for details), the Kevco Debtors have sold most of their assets
       1               24            except for certain items of real property currently being marketed.
       7                3

       1             15A,B,C         Intercompany assets were inadvertently doubled on Debtor's Schedules. The adjustment to equity in February corrects the error.

       1              15B,C          Intercompany receivables/payables are from/to co-debtors Kevco Management Co. (Case
       1               22A           No. 401-40788-BJH), Kevco Distribution, LP (Case No. 401-40789-BJH)' Kevco Holding,
       1               27A           Inc. (Case No. 401-40785-BJH), DCM Delaware, Inc. (Case No. 401-40787-BJH), Kevco
       7                3            GP, Inc. (Case No. 401-40786-BJH), Kevco Components, Inc. (Case No. 401-40790-BJH),
                                     and Kevco Manufacturing, LP. (Case No. 401-40784-BJH).